UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2017

QUIDEL CORPORATION (Exact name of registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 15, 2017, the Compensation Committee of the Board of Directors of Quidel Corporation (the “Company”) approved the Company’s 2017 cash incentive plan applicable to the Company’s executive officers and other members of senior management for the Company’s fiscal year ending December 31, 2017 (the “2017 Cash Incentive Compensation Plan”).  Payout under the 2017 Cash Incentive Compensation Plan is predicated upon achievement of (i) revenue targets, (ii) EBITDA targets, and (iii) commercial channel efficiencies, with each of the foregoing as determined by the Board of Directors and/or its Compensation Committee, for the Company’s 2017 fiscal year.  A description of the 2017 Cash Incentive Compensation Plan and related target bonuses are set forth on Exhibit 10.1 hereto and are incorporated by reference herein.

On February 15, 2017, the Compensation Committee also approved the Company’s 2017 Annual Equity Incentive Plan (the “2017 Equity Incentive Plan”). The 2017 Equity Incentive Plan provides for grants of equity awards to eligible employees of the Company, including the Company’s executive officers, subject to the terms described below and as set forth on Exhibit 10.2 hereto.

Under the 2017 Equity Incentive Plan, each participating employee receives equity incentive awards in the form of (i) non-qualified stock options; (ii) time-based restricted stock units; and (iii) performance-based restricted stock units. The vesting period for the non-qualified stock options is over four years with the first 50% of such awards vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually on each of the following two anniversaries thereafter. The vesting period for the time-based restricted stock units is 100% of such awards vesting on the four-year anniversary of the grant date. The vesting for the performance-based restricted stock units is 100%, as may be applicable, on the three-year anniversary of the grant date, unless early vesting requirements are met, based on the performance targets set forth on Exhibit 10.2 hereto.

On February 15, 2017, the Compensation Committee approved increases in the annual base salary for the Company’s executive officers, with all such annual base salary increases effective as of the Company’s pay period beginning on February 20, 2017 (collectively and as set forth on Exhibit 10.3 hereto, the “2017 Annual Base Salaries”). The 2017 Annual Base Salaries are set forth on Exhibit 10.3 hereto and are incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2017 Cash Incentive Compensation Plan.
10.2	2017 Annual Equity Incentive Plan Grants to the Company’s Executive Officers.
10.3	2017 Annual Base Salaries for the Company’s Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2017

QUIDEL CORPORATION

By:	/s/ Randall J. Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2017 Cash Incentive Compensation Plan.
10.2	2017 Annual Equity Incentive Plan Grants to the Company’s Executive Officers.
10.3	2017 Annual Base Salaries for the Company’s Executive Officers.